LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND

September 1, 1999

Dear Shareholder:

As interest rates rose, the J.P. Morgan Institutional New York Tax Exempt
Bond Fund declined 1.25% over the four months ended July 31, 1999. The fund did outperform its competition, which fell 1.34% over the same period, as measured by the Lipper New York Intermediate Municipal Debt Funds Average. At the same time, the fund trailed its benchmark, the Lehman Brothers 1-16 year Municipal Bond Index, which also dropped, by 0.92%. Of course, the index return is exclusive of fees and expenses. Higher interest rates also mean that the fund's 30-day SEC yield has increased to 4.34% as of July 31, which is a tax equivalent yield of 7.19% at a 39.6% federal income tax rate.

The fund's net asset value as of July 31 was $10.42, down from $10.72 on March
31. Dividends of approximately $0.16 per share were paid over the four-month period, of which approximately $0.14 was tax-exempt income and approximately $0.02 was long-term capital gain.

The report that follows includes an interview with Robert Meiselas, who with Benjamin S. Thompson, manages the fund. This interview is designed to reflect what happened during the months past, as well as provide an outlook for the future.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS.....1    GLOSSARY OF TERMS .......................5

FUND PERFORMANCE...............2    FUND FACTS AND HIGHLIGHTS................6

PORTFOLIO MANAGER Q&A..........3    FINANCIAL STATEMENTS.....................8
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's performance. One approach is to take a look at the growth of a hypothetical investment. The chart at right shows that $5,000,000 invested on April 11, 1994* would have grown to $6,699,092 on July 31, 1999. Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $5,000,000 SINCE FUND INCEPTION*

             J.P. Morgan Institutional New York         Lehman Brothers New York          Lipper New York Intermediate
                    Tax Exempt Bond Fund            1-16 Year Municipal Bond Index**      Municipal Debt Funds Average
Inception                  50000                                 50000                               50000
Jul-95                     54729.8                               54902.8                             54514.3
Jul-96                     57440.5                               57961.3                             57089.1
Jul-97                     62494.7                               63125.1                             61963.6
Jul-98                     65230.8                               66520.1                             64528.7
Jul-99                     66990.9                               68725.9                             66125.7

J.P. Morgan Institutional New York Tax Exempt Bond Fund        $6,699,092
Lehman Brothers 1-16 Year Municipal Bond Index**               $6,872,591
Lipper New York Intermediate Municipal Debt Funds Average      $6,612,571

PERFORMANCE                                  TOTAL RETURNS                    AVERAGE ANNUAL TOTAL RETURNS
                                             -----------------------------  --------------------------------------------
                                             THREE     FOUR      SIX          ONE      THREE     FIVE      SINCE
AS OF JULY 31, 1999                          MONTHS    MONTHS    MONTHS       YEAR     YEARS     YEARS     INCEPTION*
--------------------------------------------------------------------------  --------------------------------------------
J.P. Morgan Institutional New York
  Tax Exempt Bond Fund                       -1.49%    -1.25%    -2.06%       2.70%    5.26%     5.62%     5.73%
Lehman Brothers 1-16 year
  Municipal Bond Index**                     -1.20%    -0.92%    -1.31%       3.32%    5.84%     6.18%     6.25%
Lipper New York Intermediate
  Municipal Debt Funds Average               -1.59%    -1.34%    -2.02%       2.35%    5.00%     5.11%     5.23%

AS OF JUNE 30, 1999
--------------------------------------------------------------------------  --------------------------------------------
J.P. Morgan Institutional New York
  Tax Exempt Bond Fund                       -1.78%    -1.91%    -1.26%       2.23%    5.52%     5.75%     5.72%
Lehman Brothers 1-16 year
  Municipal Bond Index**                     -1.45%    -1.41%    -0.60%       3.04%    5.95%     6.37%     6.24%
Lipper New York Intermediate
  Municipal Debt Funds Average               -1.80%    -1.90%    -1.31%       2.03%    5.18%     5.28%     5.22%

* THE FUND COMMENCED OPERATIONS ON APRIL 11, 1994, AND HAS PROVIDED A TOTAL RETURN OF 5.69% FROM THAT DATE THROUGH JULY 31, 1999. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM APRIL 30, 1994, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE.

** PRIOR TO MAY 1, 1997 THE BENCHMARK WAS THE LEHMAN BROTHERS 1-15 YEAR
   MUNICIPAL BOND INDEX. COMMENCING MAY 1, 1997 THE BENCHMARK IS THE LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX. BOTH ARE UNMANAGED INDICES THAT MEASURE MUNICIPAL BOND MARKET PERFORMANCE. THEY DO NOT INCLUDE FEES OR EXPENSES AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

Following is an interview with Robert Meiselas, who with Benjamin S. Thompson manages the master portfolio in which the fund invests.

[PHOTO]

BENJAMIN S. THOMPSON, vice president, is senior fixed income portfolio manager and head of J.P. Morgan's municipal bond strategies. His responsibilities include coordination of strategy and research, portfolio structuring and trade execution for U.S. tax-aware fixed income accounts. Prior to joining Morgan in 1999, Ben was a senior fixed income portfolio manager at Goldman Sachs Asset Management. Earlier, he was in the Structured Finance Group of the Chase Manhattan Bank. He holds a B.A. in Economics from Colorado College.

[PHOTO]

ROBERT MEISELAS, vice president, is a portfolio manager with the U.S. Fixed Income Group responsible for managing municipal bonds, including tax exempt private placements. Bob is a CPA and joined Morgan's financial group in 1982, after having spent 10 years at Coopers & Lybrand. He also spent five years in J.P. Morgan's Private Banking Investment Management Group, and moved to J.P. Morgan Investment Management in 1997. Bob is a graduate of St. John's University and has completed graduate work in taxation at Long Island University.

This interview was conducted on August 13, 1999, and represents the views of both Bob and Ben on that date.

OVER THE LAST FEW MONTHS, THE NET ASSET VALUE OF THE FUND HAS DECLINED SLIGHTLY. WHY?

RM: U.S. interest rates have risen significantly since the winter. High quality municipal bond yields are roughly half of a percentage point higher than rates prevailing a year ago. These rates had actually declined during the second half of 1998, reaching the lowest levels in decades, before beginning to rise again in February. Consequently, the recent NAV decline is entirely attributable to the effect of rising interest rates on bond prices.

Interest rates in the U.S. have changed largely as a result of global economic conditions. Last summer, foreign economies were generally weak while the U.S. economy was very strong and the real rate of inflation at a historic low. Foreign investors bought U.S. Treasuries, looking for safety, bringing long-term interest rates to a historic low. Now, investor concern over foreign economies has eased, reducing the demand to buy U.S. Treasury bonds. At the same time, economists have become concerned that the rapid growth in the U.S. economy cannot be sustained without re-introducing inflation. Federal Reserve Bank officials are similarly concerned, and voted June 30 to raise interest rates by a quarter of a percentage point. Many bond investors are now concerned that interest rates may continue to rise and are investing their money cautiously.

HOW HAS THE FUND RESPONDED TO THESE DRAMATICALLY CHANGING ECONOMIC CONDITIONS?

RM: We've taken several steps to minimize the impact of rising interest rates upon the fund's net asset value. When we last wrote at the end of the winter, we had already shifted from mildly bullish to neutral. We're now defensive. Last winter, the fund was roughly a quarter of a year longer than its benchmark and we were seeking higher yielding bonds in the marketplace. As the market began to change, we gradually removed our long position, eventually settling duration at about a half year SHORT of the benchmark. We correctly forecast that credit spreads for lower investment grade bonds would widen and were glad that we adopted a bias toward higher quality bonds early. Lastly, we carefully examined the portfolio to identify bonds that could become discount bonds if interest rates rose further. Discount bonds can rapidly lose value because a potential buyer may be subject to income tax at ordinary rates when the bond accretes toward par.

DO YOU EXPECT CONDITIONS TO IMPROVE ANY TIME SOON?

RM: As of early August, unfortunately, we suspect that market participants will be concerned about rising interest rates in the immediate future. Foreign economic growth has continued to improve and the U.S. dollar has begun to weaken. As such, we foresee greater competition for global goods and services than before. Also, Federal Reserve officials have said that some of the conditions that allowed interest rates to drift lower, such as a strong dollar and greater productivity, are no longer prevalent. If the Fed believes that the U.S. economic growth rate is inflationary, it will continue to raise interest rates. Until the Fed is satisfied that U.S. economic growth has slowed sufficiently to make the risk of inflation less likely, the tax-exempt municipal bond market will be uneasy about the prospect of rising interest rates.

SO IS THIS ANY TIME TO INVEST IN THE FUND?

RM: When people expect interest rates to rise significantly, they don't rush out to buy bonds. But what are the alternatives? Rising interest rates typically do not help many other types of investments, either - particularly stocks and real estate. It is possible that municipals will lose less value than these other investments. As of this writing, five year, high quality municipals have a yield of roughly 4.4%. These provide investors paying the highest federal income tax rates and 6-7% in state or local taxes with roughly an 8% yield on a tax-adjusted basis. We believe this is attractive compared to many other investment alternatives.

No investor can predict, with certainty, the direction, extent and timing of a change in interest rates. Prudent investors make long term investment allocations that they adjust when investment objectives change. We believe that market conditions may warrant fine-tuning to take advantage of opportunities or avoid temporal downturns. Some investors may invest in money market funds until interest rates peak. But remaining uninvested is a large bet with an inherent opportunity cost. This strategy bears an inherent opportunity cost if yield foregone by investing in a money market fund rather than a tax exempt bond fund exceeds the unrealized loss in NAV if rates don't go much higher. Moreover, the investor will certainly give up this yield differential while the decline in NAV may reverse if interest rates subsequently go back down. So selling to avoid a temporal change in rates can create an opportunity cost and may also create unfavorable tax consequences.

GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One basis point equals 0.01% of yield. For example, if a bond's yield changed from 10.25% to 11.00%, it would have moved 75 basis points.

CREDIT RATING: The rating assigned to a bond by independent rating agencies such as Standard & Poor's or Moody's. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

DURATION: Duration is used as a measure of the relative sensitivity of the price of the security to a change in interest rates. The longer the duration, the more sensitive the bond is to interest rate moves. For example, a bond with a five-year duration will experience an approximate 5% increase in price if interest rates drop 100 basis points (1%), while a bond with a 10-year duration would see its price rise by approximately 10%.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement, or expiration with no value, or the date a security comes due and fully payable. Average maturity refers to the average time to maturity of the entire portfolio.

YIELD CURVE: A graph showing the term structure of interest rates at a point in time, ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than long-term rates.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.5% and a municipal is yielding 5.5%, the spread is 1% or 100 basis points.

ZERO COUPON BOND: A debt instrument sold at a discount to its face value. The bond makes no payment until maturity, at which time it is redeemed at face value. Effectively, the interest received is the difference between face value and the price paid for the security.

FUND FACTS



INVESTMENT OBJECTIVE
J.P. Morgan Institutional New York Tax Exempt Bond Fund seeks to provide a high level of tax-exempt income for New York residents consistent with moderate risk of capital. It is designed for investors subject to federal and New York State income taxes who seek a high level of income which is free from federal, state, and New York City personal income taxes.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
4/11/94


--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 7/31/99
$161,373,351


--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 7/31/99
$276,998,018


--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
Monthly


--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99



EXPENSE RATIO
The fund's annualized current expense ratio of 0.50% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF JULY 31, 1999

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)


[CHART]

- REVENUE BONDS 75.5%

- GENERAL OBLIGATIONS 14.6%

- PRIVATE PLACEMENTS 7.5%

- SHORT-TERM & OTHER 2.4%


30-DAY SEC YIELD
4.34%*



DURATION
4.87 years



QUALITY PROFILE
AAA-A             85.1%
Other             14.9%



*YIELD IS NET OF FEES AND REFLECTS THE REIMBURSEMENT OF CERTAIN EXPENSES AS DISCUSSED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN LOWER.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC., A WHOLLY OWNED SUBSIDIARY OF J.P. MORGAN & CO. INC., IS THE PORTFOLIO'S INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

The fund invests through a master portfolio (another fund with the same objective). Opinions expressed herein are based on current market conditions and are subject to change without notice. Income may be subject to state and local taxes. Some income may be subject to the federal alternative minimum tax for certain investors. Capital gains are not exempt from taxes.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The New York Tax Exempt Bond
  Portfolio ("Portfolio"), at value                $161,177,174
Receivable for Shares of Beneficial Interest Sold     1,145,000
Receivable for Expense Reimbursements                    28,368
Prepaid Trustees' Fees                                      350
Prepaid Expenses and Other Assets                           765
                                                   ------------
    Total Assets                                    162,351,657
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              500,000
Dividends Payable to Shareholders                       415,053
Shareholder Servicing Fee Payable                        13,606
Administrative Services Fee Payable                       3,318
Administration Fee Payable                                  226
Fund Services Fee Payable                                    50
Accrued Expenses                                         46,053
                                                   ------------
    Total Liabilities                                   978,306
                                                   ------------
NET ASSETS
Applicable to 15,487,755 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $161,373,351
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $10.42
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $162,375,190
Undistributed Net Investment Income                      30,429
Accumulated Net Realized Loss on Investment            (615,987)
Net Unrealized Depreciation of Investment              (416,281)
                                                   ------------
    Net Assets                                     $161,373,351
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                   FOR THE FOUR
                                                   MONTHS ENDED   FOR THE FISCAL
                                                     JULY 31,       YEAR ENDED
                                                       1999       MARCH 31, 1999
                                                   ------------   --------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                          $ 2,746,177    $   7,597,271
Allocated Portfolio Expenses                          (245,308)        (629,642)
                                                   ------------   --------------
    Net Investment Income Allocated from
      Portfolio                                      2,500,869        6,967,629
                                                   ------------   --------------
FUND EXPENSES
Shareholder Servicing Fee                               60,929          152,227
Administrative Services Fee                             15,661           45,134
Professional Fees                                       12,269           13,666
Registration Fees                                        9,006           38,968
Transfer Agent Fees                                      6,493           17,299
Fund Services Fee                                        1,428            4,066
Administration Fee                                         882            2,990
Trustees' Fees and Expenses                                606            2,178
Amortization of Organization Expenses                       19            2,281
Miscellaneous                                            9,647           19,195
                                                   ------------   --------------
    Total Fund Expenses                                116,940          298,004
Less: Reimbursement of Expenses                        (57,604)        (110,632)
                                                   ------------   --------------
NET FUND EXPENSES                                       59,336          187,372
                                                   ------------   --------------
NET INVESTMENT INCOME                                2,441,533        6,780,257
NET REALIZED GAIN (LOSS) ON INVESTMENT ALLOCATED
  FROM PORTFOLIO                                      (604,514)       1,579,158
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT ALLOCATED FROM
  PORTFOLIO                                         (4,259,956)         251,965
                                                   ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $(2,422,937)   $   8,611,380
                                                   ------------   --------------
                                                   ------------   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FOUR
                                                   MONTHS ENDED   FOR THE FISCAL   FOR THE FISCAL
                                                     JULY 31,       YEAR ENDED       YEAR ENDED
                                                       1999       MARCH 31, 1999   MARCH 31, 1998
                                                   ------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $  2,441,533   $    6,780,257   $    4,630,223
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                       (604,514)       1,579,158          534,632
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                          (4,259,956)         251,965        3,136,395
                                                   ------------   --------------   --------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      (2,422,937)       8,611,380        8,301,250
                                                   ------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (2,441,533)      (6,780,257)      (4,630,223)
Net Realized Gain                                      (373,106)      (1,369,356)        (332,469)
                                                   ------------   --------------   --------------
    Total Distributions to Shareholders              (2,814,639)      (8,149,613)      (4,962,692)
                                                   ------------   --------------   --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     14,756,431      111,264,824       46,861,550
Reinvestment of Dividends and Distributions             812,240        2,296,428          973,880
Cost of Shares of Beneficial Interest Redeemed      (53,943,463)     (20,455,215)     (30,548,396)
                                                   ------------   --------------   --------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                 (38,374,792)      93,106,037       17,287,034
                                                   ------------   --------------   --------------
    Total Increase (Decrease) in Net Assets         (43,612,368)      93,567,804       20,625,592
NET ASSETS
Beginning of Period                                 204,985,719      111,417,915       90,792,323
                                                   ------------   --------------   --------------
End of Period (including undistributed net
  investment income of $30,429, $30,429 and
  $44,234, respectively)                           $161,373,351   $  204,985,719   $  111,417,915
                                                   ------------   --------------   --------------
                                                   ------------   --------------   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                         FOR THE PERIOD
                                     FOR THE FOUR                                                        APRIL 11, 1994
                                     MONTHS ENDED         FOR THE FISCAL YEAR ENDED MARCH 31,           (COMMENCEMENT OF
                                       JULY 31,        ------------------------------------------      OPERATIONS) THROUGH
                                         1999            1999          1998      1997      1996          MARCH 31, 1995
                                     ------------      --------      --------   -------   -------      -------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $     10.72       $  10.67      $  10.31   $ 10.34   $ 10.11      $            10.00
                                     ------------      --------      --------   -------   -------      -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.14           0.45          0.48      0.48      0.49                    0.42
Net Realized and Unrealized Gain
  (Loss) on Investment                     (0.28)          0.13          0.40     (0.02)     0.25                    0.11
                                     ------------      --------      --------   -------   -------      -------------------
Total from Investment Operations           (0.14)          0.58          0.88      0.46      0.74                    0.53
                                     ------------      --------      --------   -------   -------      -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS
  FROM
Net Investment Income                      (0.14)         (0.45)        (0.48)    (0.48)    (0.49)                  (0.42)
Net Realized Gain                          (0.02)         (0.08)        (0.04)    (0.01)    (0.02)                     --
                                     ------------      --------      --------   -------   -------      -------------------
Total Distributions to Shareholders        (0.16)         (0.53)        (0.52)    (0.49)    (0.51)                  (0.42)
                                     ------------      --------      --------   -------   -------      -------------------

NET ASSET VALUE, END OF PERIOD       $     10.42       $  10.72      $  10.67   $ 10.31   $ 10.34      $            10.11
                                     ------------      --------      --------   -------   -------      -------------------
                                     ------------      --------      --------   -------   -------      -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                               (1.25)%(a)      5.51%         8.64%     4.54%     7.40%                   5.49%(a)
Net Assets, End of Period (in
  thousands)                         $   161,373       $204,986      $111,418   $90,792   $47,926      $           20,621
Ratios to Average Net Assets
  Net Expenses                              0.50%(b)       0.50%         0.50%     0.50%     0.50%                   0.50%(b)
  Net Investment Income                     4.01%(b)       4.15%         4.54%     4.70%     4.67%                   4.65%(b)
  Expenses without Reimbursement            0.59%(b)       0.57%         0.59%     0.64%     0.67%                   1.05%(b)

------------------------
(a) Not annualized

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional New York Tax Exempt Bond Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on April 11, 1994. At a meeting on November 12, 1998, the trustees elected to change the fund's fiscal year end from March 31 to July 31.

The fund invests all of its investable assets in The New York Tax Exempt Bond Portfolio (the "portfolio"), a non-diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (58% at July 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $11,787, which were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f ) The fund is treated as a separate entity for federal income tax purposes.
       The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) For federal income tax purposes, the fund incurred approximately $604,514 of realized capital losses in the period from November 1, 1998 to July 31, 1999. These losses were defered for tax purposes until August 1, 1999.

J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, the fees for these services amounted to $882 and $2,990, respectively.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, the fees for these services amounted to $15,661 and $45,134, respectively.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.50% of the average daily net assets of the fund. This reimbursement arrangement can be changed or terminated at any time after November 28, 2000, at the option of J.P. Morgan. For the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, J.P. Morgan has agreed to reimburse the fund $57,604 and $110,632, respectively, for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate. This rate was 0.075% of the average daily net assets of the fund from April 1, 1998 through July 31, 1998. Effective August 1, 1998 the rate was increased to 0.10%. For the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, the fees for these services amounted to $60,929 and $152,227, respectively.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The

J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------
      trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,428 and $4,066 for the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, respectively.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300 and $900 for the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, respectively.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE FOUR
                                                   MONTHS ENDED   FOR THE FISCAL   FOR THE FISCAL
                                                     JULY 31,       YEAR ENDED       YEAR ENDED
                                                       1999       MARCH 31, 1999   MARCH 31, 1998
                                                   ------------   --------------   --------------
Shares sold......................................    1,391,407       10,368,077        4,438,320
Reinvestment of dividends and distributions......       77,032          213,084           91,760
Shares redeemed..................................   (5,096,906)      (1,905,727)      (2,898,602)
                                                   ------------   --------------   --------------
Net Increase (Decrease)..........................   (3,628,467)       8,675,434        1,631,478
                                                   ------------   --------------   --------------
                                                   ------------   --------------   --------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement ( the "Agreement") on May 27, 1998, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at July 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional New York Tax Exempt Bond Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional New York Tax Exempt Bond Fund (one of the series constituting part of the J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at July 31, 1999, the results of its operations for the four months ended July 31, 1999 and for the year ended March 31, 1999, and the changes in its net assets for the four months ended July 31, 1999 and for the two years ended March 31, 1999 and financial highlights for the four months ended July 31, 1999 and for the four years ended March 31, 1999 and for the period April 11, 1994 (commencement of operations) through March 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
September 15, 1999

The New York Tax Exempt Bond Portfolio
Annual Report July 31, 1999
(The following pages should be read in conjunction with J.P. Morgan Institutional New York Tax Exempt Bond Fund
Annual Financial Statements)

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/
  PRINCIPAL                                                SECURITY     S&P
    AMOUNT                                                   TYPE      RATING    MATURITY
(IN THOUSANDS)             SECURITY DESCRIPTION            (UNAUDITED) (UNAUDITED)    DATE     RATE       VALUE
--------------   ----------------------------------------  --------   --------  -----------   ------   ------------
LONG-TERM INVESTMENTS (95.2%)
CALIFORNIA (0.3%)
    $   812      Kaweah Delta Hospital District, Tulare
                   County, (Series F, due 06/01/14)......      PP      NR/NR    06/01/00(a)    5.250%  $    821,728
                                                                                                       ------------

ILLINOIS (1.1%)
      3,000      Illinois Development Finance
                   Authority.............................      PP      NR/NR    08/01/28       4.900      2,982,420
                                                                                                       ------------

MICHIGAN (1.5%)
      3,444      City of Detroit Public School...........      PP      NR/NR    10/15/01       5.485      3,487,278
        708      City of Detroit Public School, (Public
                   Power Revenue)........................      PP      NR/NR    10/15/00       4.550        718,564
                                                                                                       ------------
                     TOTAL MICHIGAN......................                                                 4,205,842
                                                                                                       ------------

NEW YORK (91.5%)
      4,000      Erie County Water Authority, (Water
                   Revenue, Refunding, Escrowed to
                   Maturity, Series A, due 12/01/04),
                   AMBAC Insured.........................      RB     Aaa/AAA   12/01/03(a)    5.000      4,109,520
      2,195      Erie County, FGIC Insured...............      GO     Aaa/AAA   11/01/02       5.000      2,247,570
      3,000      Long Island Power Authority, (Electric
                   Systems Revenue)......................      RB     Baa1/A-   04/01/02       5.000      3,038,520
      4,950      Long Island Power Authority, (Electric
                   Systems Revenue, Refunding, Series A),
                   AMBAC Insured.........................      RB     Aaa/AAA   12/01/10       5.500      5,142,456
      3,500      Long Island Power Authority, (Electric
                   Systems Revenue, Refunding, Series A),
                   AMBAC Insured.........................      RB     Aaa/AAA   12/01/11       5.500      3,635,310
      4,000      Metropolitan Transportation Authority,
                   (Commuter Facilities Revenue,
                   Refunding, Series D), MBIA Insured....      RB     Aaa/AAA   07/01/06       6.000      4,315,640
      5,500      Metropolitan Transportation Authority,
                   (Dedicated Tax Fund, Series A), MBIA
                   Insured...............................      RB     Aaa/AAA   04/01/11       6.250      6,063,805

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/
  PRINCIPAL                                                SECURITY     S&P
    AMOUNT                                                   TYPE      RATING    MATURITY
(IN THOUSANDS)             SECURITY DESCRIPTION            (UNAUDITED) (UNAUDITED)    DATE     RATE       VALUE
--------------   ----------------------------------------  --------   --------  -----------   ------   ------------
NEW YORK (CONTINUED)
    $ 1,370      Metropolitan Transportation Authority,
                   (Service Contract, Commuter
                   Facilities, Refunding, Series N)......      RB     Baa1/BBB+ 07/01/02       6.625%  $  1,451,912
      1,065      Monroe County, (Public Improvement,
                   Prerefunded, Escrowed to Maturity,
                   Series 1995), AMBAC Insured...........      GO     Aaa/AAA   06/01/08       5.875      1,150,477
         65      Monroe County, (Public Improvement,
                   Unrefunded Balance, Series 1995),
                   AMBAC Insured.........................      GO     Aaa/AAA   06/01/08       5.875         70,217
      2,150      Municipal Assistance Corp. for the City
                   of New York, (Refunding, Series G)....      RB      Aa2/AA   07/01/05       6.000      2,315,206
      1,500      Municipal Assistance Corp. for the City
                   of New York, (Refunding, Series J)....      RB      Aa2/AA   07/01/04       6.000      1,604,340
      5,000      Municipal Assistance Corp. for the City
                   of New York, (Refunding, Series O)....      RB      Aa2/AA   07/01/05       5.000      5,127,200
      1,460      New York City Industrial Development
                   Agency, (Civic Facilities Revenue,
                   YMCA Greater New York Project)........      RB     Baa3/NR   08/01/05       6.000      1,547,425
      1,000      New York City Industrial Development
                   Agency, (IDR, Brooklyn Navy Yard,
                   Cogen Partners, Refunding, due
                   10/01/22).............................      RB     Baa3/BBB- 10/01/21(a)    6.200      1,057,180
      5,000      New York City Transitional Finance
                   Authority, (Future Tax Secured,
                   Callable, Series A, due 11/15/12).....      RB      Aa3/AA   05/15/09(a)    5.250      5,015,150
      3,000      New York City Transitional Finance
                   Authority, (Future Tax Secured, Series
                   A)....................................      RB      Aa3/AA   08/15/07       5.500      3,140,880
      2,600      New York City Transitional Finance
                   Authority, (Future Tax Secured, Series
                   A)....................................      RB      Aa3/AA   11/15/02       5.000      2,653,378

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/
  PRINCIPAL                                                SECURITY     S&P
    AMOUNT                                                   TYPE      RATING    MATURITY
(IN THOUSANDS)             SECURITY DESCRIPTION            (UNAUDITED) (UNAUDITED)    DATE     RATE       VALUE
--------------   ----------------------------------------  --------   --------  -----------   ------   ------------
NEW YORK (CONTINUED)
    $ 3,100      New York City Transitional Finance
                   Authority, (Future Tax Secured, Series
                   C)....................................      RB      Aa3/AA   05/01/05       5.000%  $  3,162,558
      6,000      New York City, (Callable, Refunding,
                   Series A, due 08/01/03)...............      GO      A3/A-    08/01/02(a)    6.250      6,374,820
      4,330      New York City, (Callable, Unrefunded
                   Balance, Series D, due 02/15/07)......      GO      A3/A-    02/15/05(a)    5.750      4,542,646
        670      New York City, (Prerefunded, Series D,
                   due 02/15/07).........................      GO      A3/A-    02/15/05(a)    5.750        715,828
      4,000      New York City, (Refunding, Series D)....      GO      A3/A-    11/01/09       6.500      4,457,360
      1,000      New York City, (Refunding, Series G),
                   MBIA-IBC Insured......................      GO     Aaa/AAA   02/01/09       6.750      1,132,950
      7,992      New York Office of Temporary and
                   Disability Assistance, (General
                   Obligation)...........................      PP      NR/NR    03/31/05       4.480      8,019,898
      2,280      New York State Dormitory Authority,
                   (Columbia University).................      RB     Aaa/AAA   07/01/07       5.250      2,374,369
      2,000      New York State Dormitory Authority,
                   (Cornell University, Callable,
                   Refunding, due 07/01/08)..............      RB      Aa2/AA   07/01/06(a)    5.300      2,079,500
      2,885      New York State Dormitory Authority, (FHA
                   Hospital & Nursing Home, Refunding,
                   Series A), AMBAC Insured..............      RB      NR/AAA   08/15/08       5.000      2,906,378
      2,500      New York State Dormitory Authority, (FHA
                   Hospital New York & Presbyterian,
                   Callable, Refunding, due 08/01/13),
                   AMBAC/FHA Insured.....................      RB     Aaa/AAA   02/01/08(a)    4.400      2,405,700
      2,000      New York State Dormitory Authority, (FHA
                   Hospital New York & Presbyterian,
                   Refunding), AMBAC Insured.............      RB     Aaa/AAA   02/01/04       5.000      2,039,380

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/
  PRINCIPAL                                                SECURITY     S&P
    AMOUNT                                                   TYPE      RATING    MATURITY
(IN THOUSANDS)             SECURITY DESCRIPTION            (UNAUDITED) (UNAUDITED)    DATE     RATE       VALUE
--------------   ----------------------------------------  --------   --------  -----------   ------   ------------
NEW YORK (CONTINUED)
    $ 2,000      New York State Dormitory Authority,
                   (Lease Revenue, Municipal Health
                   Facilities, Series 1), FSA Insured....      RB     Aaa/AAA   01/15/07       5.000%  $  2,024,740
      5,280      New York State Dormitory Authority,
                   (Long Island Jewish Medical Center,
                   Refunding), MBIA Insured..............      RB     Aaa/AAA   07/01/05       5.000      5,386,814
      2,000      New York State Dormitory Authority,
                   (Memorial Sloan Kettering Cancer
                   Center, Series C), MBIA Insured.......      RB     Aaa/AAA   07/01/19       5.750      2,089,640
      5,650      New York State Dormitory Authority,
                   (Mental Health Services Facilities,
                   Refunding, Series B)..................      RB      A3/A-    02/15/06       6.000      6,045,217
      2,000      New York State Dormitory Authority, (New
                   York University, Series A), MBIA
                   Insured...............................      RB     Aaa/AAA   07/01/06       5.000      2,040,740
      2,000      New York State Dormitory Authority,
                   (North General Hospital, Refunding,
                   Series G).............................      RB     Baa1/BBB+ 02/15/05       5.500      2,059,860
      2,530      New York State Dormitory Authority,
                   (North Shore University Hospital,
                   Refunding), MBIA Insured..............      RB     Aaa/AAA   11/01/10       5.500      2,627,784
      3,000      New York State Dormitory Authority,
                   (State University Educational
                   Facilities, Refunding)................      RB      A3/A-    05/15/01       5.250      3,051,750
      1,500      New York State Dormitory Authority,
                   (State University Educational
                   Facilities, Refunding, Series A)......      RB      A3/A-    05/15/04       6.500      1,625,745
      3,000      New York State Dormitory Authority,
                   (State University Educational
                   Facilities, Refunding, Series A), FGIC
                   Insured...............................      RB     Aaa/AAA   05/15/11       5.875      3,210,990

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/
  PRINCIPAL                                                SECURITY     S&P
    AMOUNT                                                   TYPE      RATING    MATURITY
(IN THOUSANDS)             SECURITY DESCRIPTION            (UNAUDITED) (UNAUDITED)    DATE     RATE       VALUE
--------------   ----------------------------------------  --------   --------  -----------   ------   ------------
NEW YORK (CONTINUED)
    $ 2,000      New York State Dormitory Authority,
                   (University of Rochester, Refunding,
                   Series A), MBIA Insured...............      RB     Aaa/AAA   07/01/05       5.000%  $  2,045,660
      1,210      New York State Dormitory Authority,
                   (University of Rochester, Series A)...      RB      A1/A+    07/01/06       6.500      1,340,910
      4,000      New York State Environmental Facilities
                   Corp., (PCR, State Water, Revolving
                   Fund, Callable, Series A, due
                   06/15/01).............................      RB      Aa1/AA   06/15/00(a)    7.300      4,185,920
      5,000      New York State Environmental Facilities
                   Corp., (PCR, State Water, Revolving
                   Fund, New York City Municipal Water,
                   Refunding)............................      RB     Aa1/AA-   06/15/11       5.750      5,284,600
      2,000      New York State Environmental Facilities
                   Corp., (PCR, State Water, Revolving
                   Fund, Prerefunded, due 06/15/14)......      RB     Aaa/AAA   06/15/01(a)    6.500      2,127,100
      5,000      New York State Environmental Facilities
                   Corp., (Special Obligation, Riverbank
                   State Park, Prerefunded, due
                   04/01/22).............................      RB     Aaa/AAA   04/01/02(a)    7.375      5,493,850
      1,605      New York State Environmental Facilities
                   Corp., (State Clean Water & Drinking,
                   Revolving Funds, Second Resolution,
                   Series F).............................      RB     Aa1/AA-   06/15/02       5.000      1,634,452
      1,000      New York State Environmental Facilities
                   Corp., (State Clean Water & Drinking,
                   Revolving Funds, Second Resolution,
                   Series F).............................      RB     Aa1/AA-   06/15/07       5.250      1,029,200
      2,500      New York State Local Government
                   Assistance Corp., (Prerefunded, Series
                   A, due 04/01/11)......................      RB      Aaa/A+   04/01/01(a)    7.125      2,672,050

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/
  PRINCIPAL                                                SECURITY     S&P
    AMOUNT                                                   TYPE      RATING    MATURITY
(IN THOUSANDS)             SECURITY DESCRIPTION            (UNAUDITED) (UNAUDITED)    DATE     RATE       VALUE
--------------   ----------------------------------------  --------   --------  -----------   ------   ------------
NEW YORK (CONTINUED)
    $ 3,650      New York State Local Government
                   Assistance Corp., (Prerefunded, Series
                   A, due 04/01/19)......................      RB      Aaa/A+   04/01/02(a)    6.875%  $  3,965,031
      2,525      New York State Local Government
                   Assistance Corp., (Refunding, Series
                   B), MBIA Insured......................      RB     Aaa/AAA   04/01/04       5.250      2,614,435
      3,350      New York State Local Government
                   Assistance Corp., (Refunding, Series
                   E)....................................      RB      A3/A+    04/01/14       6.000      3,594,450
      2,850      New York State Medical Care Facilities
                   Finance Agency, (Callable, Hospital &
                   Nursing Home Services, Series D, due
                   02/15/32).............................      RB      Aa2/NR   02/15/03(a)    6.450      3,102,653
      1,500      New York State Medical Care Facilities
                   Finance Agency, (Mental Health
                   Services, Refunding, Series F)........      RB      A3/A-    02/15/03       6.000      1,574,670
      2,620      New York State Municipal Bond Bank
                   Agency, (Special Program Revenue,
                   Refunding, Series A), AMBAC Insured...      RB     Aaa/AAA   03/15/06       5.000      2,671,273
      2,000      New York State Power Authority, (Revenue
                   & General Purpose, Refunding, Escrowed
                   to Maturity, Series W)................      RB     Aaa/AAA   01/01/03       6.625      2,149,140
      4,500      New York State Power Authority, (Revenue
                   & General Purpose, Refunding, Series
                   A)....................................      RB     Aa3/AA-   02/15/03       5.000      4,585,860
      3,350      New York State Power Authority, (Revenue
                   & General Purpose, Refunding, Series
                   A)....................................      RB     Aa3/AA-   02/15/05       5.500      3,498,171
      3,050      New York State Thruway Authority,
                   (Highway & Bridge, Series B), AMBAC
                   Insured...............................      RB     Aaa/AAA   04/01/03       6.000      3,215,127
      3,000      New York State Thruway Authority,
                   (Refunding, Series E).................      RB     Aa3/AA-   01/01/07       5.500      3,142,890

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/
  PRINCIPAL                                                SECURITY     S&P
    AMOUNT                                                   TYPE      RATING    MATURITY
(IN THOUSANDS)             SECURITY DESCRIPTION            (UNAUDITED) (UNAUDITED)    DATE     RATE       VALUE
--------------   ----------------------------------------  --------   --------  -----------   ------   ------------
NEW YORK (CONTINUED)
    $ 2,000      New York State Thruway Authority,
                   (Service Contract Revenue, Local
                   Highway & Bridge).....................      RB     Baa1/BBB+ 04/01/05       6.000%  $  2,120,120
      2,000      New York State Thruway Authority,
                   (Service Contract Revenue, Local
                   Highway & Bridge).....................      RB     Baa1/BBB+ 04/01/04       5.500      2,067,840
      2,470      New York State Urban Development Corp.,
                   (Center for Industrial Innovation,
                   Refunding)............................      RB     Baa1/BBB+ 01/01/06       6.250      2,669,428
      2,000      New York State Urban Development Corp.,
                   (Correctional Capital Facilities,
                   Series 6).............................      RB     Baa1/BBB+ 01/01/03       6.000      2,094,360
      3,500      New York State Urban Development Corp.,
                   (Correctional Facilities Service
                   Contract, Series B)...................      RB     Baa1/BBB+ 01/01/01       5.000      3,534,895
      3,500      New York State Urban Development Corp.,
                   (Correctional Facilities Service
                   Contract, Series B), AMBAC Insured....      RB     Aaa/AAA   01/01/09       5.250      3,584,280
      2,500      New York State Urban Development Corp.,
                   (Prerefunded, due 04/01/11)...........      RB     Aaa/BBB+  04/01/01(a)    7.500      2,686,925
      2,635      New York State Urban Development Corp.,
                   (Subordinated Lien, Refunding)........      RB       A2/A    01/01/06       6.000      2,816,235
      5,250      New York State, (Refunding, Series A)...      GO       A2/A    07/15/06       6.500      5,830,703
      3,100      New York State, (Refunding, Series B)...      GO       A2/A    08/15/05       6.250      3,379,806
      1,350      New York State, (Refunding, Series C)...      GO       A2/A    10/01/04       6.000      1,446,930
      2,415      New York State, (Refunding, Series F)...      GO       A2/A    09/15/03       5.000      2,474,989
      1,395      Niagra Falls, (City School District,
                   High School Facility).................      RB     Baa3/BBB- 06/15/06       5.625      1,434,311

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/
  PRINCIPAL                                                SECURITY     S&P
    AMOUNT                                                   TYPE      RATING    MATURITY
(IN THOUSANDS)             SECURITY DESCRIPTION            (UNAUDITED) (UNAUDITED)    DATE     RATE       VALUE
--------------   ----------------------------------------  --------   --------  -----------   ------   ------------
NEW YORK (CONTINUED)
    $ 1,000      Orange County, (Refunding)..............      GO      Aa2/NR   11/15/04       5.500%  $  1,050,970
      1,000      Orange County, (Refunding)..............      GO      Aa2/NR   11/15/05       5.500      1,053,980
      7,730      Port Authority New York & New Jersey,
                   (Special Obligation Revenue, Special
                   Obligation), MBIA Insured.............      RB     Aaa/AAA   12/01/11       6.250      8,495,888
      2,650      Suffolk County Water Authority,
                   (Waterworks Revenue, Refunding, Senior
                   Lien), MBIA Insured...................      RB     Aaa/AAA   06/01/07       5.100      2,710,023
      1,500      Suffolk County Water Authority,
                   (Waterworks Revenue, Refunding, Senior
                   Lien), MBIA Insured...................      RB     Aaa/AAA   06/01/09       5.100      1,520,025
      2,945      Triborough Bridge & Tunnel Authority,
                   (General Purpose, Refunding, Series
                   SR, due 01/01/07).....................      RB      Aa3/A+   01/01/00(a)    5.000      2,988,557
      1,500      Triborough Bridge & Tunnel Authority,
                   (General Purpose, Refunding, Series
                   Y)....................................      RB      Aa3/A+   01/01/07       5.900      1,605,690
      3,960      Triborough Bridge & Tunnel Authority,
                   (Special Obligation, Refunding, Series
                   A), FGIC Insured......................      RB     Aaa/AAA   01/01/07       5.500      4,143,546
      2,000      Trust for Cultural Resources of the City
                   of New York, (Public Power Revenue,
                   Series 1999)..........................      PP      NR/NR    01/01/08       4.600      1,975,600
      4,000      United Nations Development Corp.,
                   (Senior Lien, Prerefunded, Series A,
                   due 07/01/26).........................      RB      Aaa/NR   07/01/03(a)    6.000      4,317,320
      3,230      Yonkers, (Series C), AMBAC Insured......      GO     Aaa/AAA   08/01/04       5.500      3,376,254
                                                                                                       ------------
                     TOTAL NEW YORK......................                                               253,366,970
                                                                                                       ------------

PUERTO RICO (0.8%)
      2,033      Commonwealth of Puerto Rico, (General
                   Obligation)...........................      PP      NR/NR    12/04/03       7.469      2,107,458
                                                                                                       ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $264,087,421)................................    263,484,418
                                                                                                       ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/
  PRINCIPAL                                                SECURITY     S&P
    AMOUNT                                                   TYPE      RATING    MATURITY
(IN THOUSANDS)             SECURITY DESCRIPTION            (UNAUDITED) (UNAUDITED)    DATE     RATE       VALUE
--------------   ----------------------------------------  --------   --------  -----------   ------   ------------
SHORT-TERM INVESTMENTS (2.3%)
ALABAMA (0.0%)
    $    50      West Jefferson Industrial Development
                   Board, (PCR, Alabama Power Co.
                   Project, Refunding, due 06/01/28).....    VRDN     VMIG1/A-1 08/02/99(a)    3.450%  $     50,000
                                                                                                       ------------

GEORGIA (0.3%)
        300      Burke County Development Authority,
                   (PCR, Georgia Power Co., Vogtle
                   Project-1st Series, Callable, due
                   04/01/32).............................    VRDN     VMIG1/A-1 08/02/99(a)    3.450        300,000
        600      Monroe County Development Authority,
                   (PCR, Georgia Power Co., Scherer
                   Project-2nd Series, Refunding, due
                   07/01/25).............................    VRDN     VMIG1/A-1 08/02/99(a)    3.450        600,000
                                                                                                       ------------
                                                                                                            900,000
                                                                                                       ------------

LOUISIANA (0.1%)
        300      East Baton Rouge Parish, (PCR, Exxon
                   Project, Refunding, due 11/01/19).....    VRDN     P-1/A-1+  08/02/99(a)    3.400        300,000
                                                                                                       ------------

MICHIGAN (0.3%)
        950      Michigan State, (Strategic Fund Limited,
                   Reserve 1, due 09/01/30), LOC Barclays
                   Bank PLC..............................    VRDN     P-1/A-1+  08/02/99(a)    3.400        950,000
                                                                                                       ------------
NEW YORK (1.6%)
        800      New York City Municipal Water Finance
                   Authority, (Water & Sewer Systems
                   Revenue, Callable, Refunding, Series
                   A, due 06/15/25), FGIC Insured........    VRDN     VMIGI/A-1+ 08/02/99(a)   3.500        800,000
        400      New York City Municipal Water Finance
                   Authority, (Water & Sewer Systems
                   Revenue, Callable, Series C, due
                   06/15/22), FGIC Insured...............    VRDN     VMIG1/A-1+ 08/02/99(a)   3.400        400,000

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/
  PRINCIPAL                                                SECURITY     S&P
    AMOUNT                                                   TYPE      RATING    MATURITY
(IN THOUSANDS)             SECURITY DESCRIPTION            (UNAUDITED) (UNAUDITED)    DATE     RATE       VALUE
--------------   ----------------------------------------  --------   --------  -----------   ------   ------------
NEW YORK (CONTINUED)
    $ 3,200      New York City Municipal Water Finance
                   Authority, (Water and Sewer Systems
                   Revenue, Callable, Series C, due
                   06/15/23), FGIC Insured...............    VRDN     VMIG1/A-1+ 08/02/99(a)   3.400%  $  3,200,000
                                                                                                       ------------
                                                                                                          4,400,000
                                                                                                       ------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $6,600,000).................................      6,600,000
                                                                                                       ------------
                 TOTAL INVESTMENTS (COST $270,687,421) (97.5%)......................................    270,084,418
                 OTHER ASSETS IN EXCESS OF LIABILITIES (2.5%).......................................      6,913,600
                                                                                                       ------------
                 NET ASSETS (100.0%)................................................................   $276,998,018
                                                                                                       ------------
                                                                                                       ------------

------------------------------
Note: Based on the cost of investments of $270,706,542 for federal income tax purposes at July 31, 1999, the aggregate gross unrealized appreciation and depreciation was $2,612,375 and $3,234,499, respectively, resulting in net unrealized depreciation of investments of $622,124.

(a) The date listed under the heading maturity date represents an optional tender date or the next interest rate reset date. The final maturity date is indicated in the security description.

AMBAC - Ambac Indemnity Corp.

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Authority

FSA - Financial Securities Assurance

GO - General Obligation

IBC - IBC Financial Data, Inc.

IDR - Industrial Development Revenue

LOC - Letter of Credit

MBIA - Municipal Bond Investors Assurance Corp.

NR - Not Rated

PCR - Pollution Control Revenue

PP - Private Placement

RB - Revenue Bond

VRDN - Variable Rate Demand Note

Escrowed to Maturity: Bonds for which cash and/or securities have been deposited with a third party to cover payments of principal and interest at the maturity which coincides with the first call date of the first bond.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $270,687,421 )          $270,084,418
Cash                                                     72,492
Interest Receivable                                   3,643,242
Receivable for Investments Sold                       3,345,551
Prepaid Trustees' Fees                                      433
Prepaid Expenses and Other Assets                         1,213
                                                   ------------
    Total Assets                                    277,147,349
                                                   ------------
LIABILITIES
Advisory Fee Payable                                     69,727
Custody Fee Payable                                      14,279
Administrative Services Fee Payable                       9,284
Administration Fee Payable                                  334
Fund Services Fee Payable                                    62
Accrued Expenses                                         55,645
                                                   ------------
    Total Liabilities                                   149,331
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $276,998,018
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                   FOR THE FOUR
                                                   MONTHS ENDED   FOR THE FISCAL
                                                     JULY 31,       YEAR ENDED
                                                       1999       MARCH 31, 1999
                                                   ------------   --------------
INVESTMENT INCOME
Interest Income                                    $ 4,479,189    $  12,318,506
                                                   ------------   --------------
EXPENSES
Advisory Fee                                           298,444          796,521
Professional Fees and Expenses                          41,583           44,238
Custodian Fees and Expenses                             26,097           85,723
Administrative Services Fee                             25,575           73,366
Fund Services Fee                                        2,300            6,630
Trustees' Fees and Expenses                              1,114            3,306
Administration Fee                                         880            3,052
Amortization of Organization Expenses                       19            2,304
Miscellaneous                                            4,088            5,476
                                                   ------------   --------------
    Total Expenses                                     400,100        1,020,616
                                                   ------------   --------------
NET INVESTMENT INCOME                                4,079,089       11,297,890
NET REALIZED GAIN (LOSS) ON INVESTMENTS               (774,564)       2,712,515
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS                     (7,106,907)         142,962
                                                   ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $(3,802,382)   $  14,153,367
                                                   ------------   --------------
                                                   ------------   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FOUR
                                                   MONTHS ENDED   FOR THE FISCAL   FOR THE FISCAL
                                                     JULY 31,       YEAR ENDED       YEAR ENDED
                                                       1999       MARCH 31, 1999   MARCH 31, 1998
                                                   ------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $  4,079,089   $   11,297,890   $    7,914,129
Net Realized Gain (Loss) on Investments                (774,564)       2,712,515        1,111,960
Net Change in Unrealized Appreciation
  (Depreciation) of Investments                      (7,106,907)         142,962        4,862,341
                                                   ------------   --------------   --------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      (3,802,382)      14,153,367       13,888,430
                                                   ------------   --------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        30,864,819      162,950,459       87,771,218
Withdrawals                                         (70,994,351)     (53,185,304)     (52,571,222)
                                                   ------------   --------------   --------------
    Net Increase (Decrease) from Investors'
      Transactions                                  (40,129,532)     109,765,155       35,199,996
                                                   ------------   --------------   --------------
    Total Increase (Decrease) in Net Assets         (43,931,914)     123,918,522       49,088,426
NET ASSETS
Beginning of Period                                 320,929,932      197,011,410      147,922,984
                                                   ------------   --------------   --------------
End of Period                                      $276,998,018   $  320,929,932   $  197,011,410
                                                   ------------   --------------   --------------
                                                   ------------   --------------   --------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                                FOR THE PERIOD
                                                   FOR THE FOUR   FOR THE FISCAL YEAR ENDED     APRIL 11, 1994
                                                   MONTHS ENDED           MARCH 31,            (COMMENCEMENT OF
                                                     JULY 31,     -------------------------   OPERATIONS) THROUGH
                                                       1999       1999   1998   1997   1996     MARCH 31, 1995
                                                   ------------   ----   ----   ----   ----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                            0.40%(a) 0.38% 0.40%  0.43%  0.44%                0.48%(a)
  Net Investment Income                                   4.10%(a) 4.26% 4.62%  4.75%  4.72%                4.59%(a)
  Expenses without Reimbursement                          0.40%(a) 0.38% 0.40%  0.43%  0.44%                0.51%(a)
Portfolio Turnover                                           8%(b)   44%   51%    35%    41%                  63%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The New York Tax Exempt Bond Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 16, 1993. The portfolio commenced operations on April 11, 1994. The portfolio's investment objective is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. The portfolio invests a significant amount of its assets in debt obligations issued by political subdivisions and authorities in the State of New York. The issuers' ability to meet their obligations may be affected by economic and political developments within the State of New York. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio. At a meeting on November 12, 1998, the trustees elected to change the portfolio's fiscal year end from March 31 to July 31.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Independent pricing service procedures may also include the use of prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of 60 days or less are valued using the amortized cost method.

   b) The portfolio incurred organization expenses in the amount of $11,473. These costs were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations.

   c) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 28, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.30% of the portfolio's average daily net assets. Effective October 28, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement remain the same. For the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, such fees amounted to $298,444 and $796,521, respectively.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, the fees for these services amounted to $880 and $3,052, respectively.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, the fees for these services amounted to $25,575 and $73,366, respectively.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $2,300 and $6,630 for the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, respectively.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series

THE NEW YORK TAX EXEMPT BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 1999
--------------------------------------------------------------------------------
      Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $400 and $1,400 for the four months ended July 31, 1999 and for the fiscal year ended March 31, 1999, respectively.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows:

                                                   FOR THE FOUR
                                                   MONTHS ENDED   FOR THE FISCAL
                                                     JULY 31,       YEAR ENDED
                                                       1999       MARCH 31, 1999
                                                   ------------   --------------
Cost of Purchases................................  $ 21,698,896   $  230,648,580
Proceeds from Sales..............................  $ 60,575,478   $  113,320,935

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The New York Tax Exempt Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The New York Tax Exempt Bond Portfolio (the "portfolio") at July 31, 1999, the results of its operations for the four months ended July 31, 1999 and for the year ended March 31, 1999, and the changes in its net assets for the four months ended July 31, 1999 and for the two years ended March 31, 1999 and supplementary data for the four months ended July 31, 1999 and for the four years ended March 31, 1999 and for the period April 11, 1994 (commencement of operations) through March 31, 1995, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
September 15, 1999

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J.P. MORGAN INSTITUTIONAL FUNDS

     FEDERAL MONEY MARKET FUND

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND: INSTITUTIONAL SHARES

     TAX EXEMPT MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     NEW YORK TAX EXEMPT BOND FUND

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     LARGE CAP GROWTH FUND: INSTITUTIONAL SHARES

     TAX AWARE DISCIPLINED EQUITY FUND:
       INSTITUTIONAL SHARES

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     EMERGING MARKETS EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN
INSTITUTIONAL FUNDS, CALL J.P. MORGAN
FUNDS SERVICES AT (800) 766-7722.
IM0579-1



J.P. MORGAN INSTITUTIONAL
NEW YORK
TAX EXEMPT
BOND FUND





ANNUAL REPORT
JULY 31, 1999